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                                                                     EXHIBIT 4.3



                              CERTIFICATE OF TRUST
                                       OF
                           ILLINOIS POWER FINANCING II

            This Certificate of Trust of Illinois Power Financing II (the "Trust"), dated March __, 2002, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 DEL.C. Section 3801 ET SEQ.) (the "Trust Act").

            1. NAME. The name of the business trust formed hereby is Illinois Power Financing II.

            2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust with its principal place of business in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

            3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing with the Secretary of State of the State of Delaware.

                        [SIGNATURE PAGE FOLLOWS]

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            IN WITNESS WHEREOF, the undersigned, being the trustees of the
Trust, have executed this Certificate of Trust as of the date first above written in accordance with Section 3811(a) of the Trust Act.


                                    BNY MIDWEST TRUST COMPANY,
                                    as Property Trustee


                                    By: /s/ J. Bartolini
                                       ---------------------------------------
                                    Name:   J. Bartolini
                                    Title:  Vice President


                                    THE BANK OF NEW YORK (DELAWARE),
                                    as Delaware Trustee


                                    By: /s/ William T. Lewis
                                       ---------------------------------------
                                    Name:   William T. Lewis, SUP
                                    Title:


                                    Name: /s/ J. Kevin Blodgett
                                         -------------------------------------
                                    as Administrative Trustee